Item 1: Report to Shareholders

Mid-Cap Value Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

A robust market in the second half of the year compensated for a weak start and allowed equities to record their third year of gains in 2005. Most indexes rose modestly, and mid-cap stocks managed to outperform both their smaller and larger counterparts. Within the mid-cap segment, traditional growth companies outperformed value stocks by a good margin in the second half, although mid-cap value shares maintained a small advantage for the year. The Mid-Cap Value Fund’s results were middling in comparison with peer funds and more in line with broader market averages than has recently been the case.

Your fund returned 7.22% for the six months ended December 31, 2005, and 7.73% for the one-year period. The portfolio’s gain exceeded that of the Russell Midcap Value Index for the past six months, while trailing those of the S&P MidCap 400 and Lipper Mid-Cap Core Fund indexes. For the one-year period, the fund trailed its indexes due largely to underperformance from its media and paper and forest products holdings. Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures. The fund’s long-term performance remains favorable, as recognized by Morningstar’s four-star overall rating, as well as its rank in the top 28% and 5% of competitive funds as tracked by Lipper over the three- and five-year periods, respectively. (The Mid-Cap Value Fund received an Overall Morningstar RatingTM of five stars for its risk-adjusted performance. The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year [if applicable] Morningstar RatingTM metrics. Morningstar rated this fund among 257, 257, and 140 mid-cap value funds for the overall rating and the three- and five-year periods ended December 31, 2005, respectively. [For important information about Morningstar ratings, please refer to page 7.] Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 244 out of 308, 71 out of 257, and 9 out of 190 mid-cap core funds for the 1-, 3-, and 5-year periods ended December 31, 2005, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Despite the headwinds of high energy prices and tighter monetary policy, U.S. economic conditions remained favorable over the past six months. Hurricane Katrina’s arrival in late August appeared likely to slow the economic expansion, primarily because of damage the storm caused to the Gulf Coast’s energy infrastructure. While it inflicted significant destruction upon New Orleans and other coastal areas, the hurricane’s impact on the national economy proved to be modest. Indeed, data show that growth accelerated in the third quarter, with gross domestic product increasing at a 4.1% annualized rate. Payroll growth also remained healthy, and the unemployment level moved down to a modest 4.9% by year-end.

Less happily, inflation returned as a topic of dinner table conversation. Katrina’s disruptions to the Gulf’s refining facilities pushed gasoline prices to above $3 per gallon, which in turn caused the consumer price index to leap upward by 1.2% in September. But the evidence so far is that high oil prices have not trickled through to the rest of the economy, and core inflation, which excludes food and energy prices, has remained notably contained. In an attempt to head off any inflationary pressures, the Fed continued to raise interest rates throughout our reporting period, bringing official short-term interest rates to their highest levels in over four years. This helped cool the housing market, and inventories of homes for sale began to climb in some once-hot markets.

PORTFOLIO AND STRATEGY REVIEW

The majority of the fund’s holdings recorded gains over the past six months as business conditions remained strong for many companies. Several positions, such as Chiron and Nextel Partners, benefited from the strong merger environment of the past six months and received takeover bids. Energy remained a leading theme in the stock market, although oil prices began to pull back a bit as world economic growth slowed and as worst-case scenarios for shortages began to dissipate. Generally, holdings that relied on robust consumer spending struggled as investors worried about the effects of high gasoline and natural gas prices on household budgets. (Please refer to our portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Financial holdings contributed favorably to our performance over the past six months, due to both good stock picking and large weightings in the portfolio. Insurance brokerage Aon Corporation was a leading performer as it gained market share, enjoyed a better pricing outlook, and began to integrate in earnest the many acquisitions from which it was assembled over the past two decades. St. Paul Travelers began to reap the benefits of its predecessor companies and its improved financial condition. The continuing bull market and the healthy merger and acquisition environment of the past six months helped several of our capital markets holdings. Charles Schwab benefited indirectly from consolidation elsewhere in the online brokerage industry, earlier cost reduction initiatives, and growing trading volumes and account growth. Lazard, a leading international financial advisory and asset management firm, saw strong demand for its services from firms seeking advice on mergers, acquisitions, and restructurings.

The fund’s information technology holdings generally performed well. Jabil Circuit, a contract manufacturing company serving a variety of customers focused largely in the technology industry, continued to differentiate itself from its peers by producing good financial results and adhering to disciplined allocation of its excess cash. Intuit saw improved sales from Quicken and its other tax-preparation software products, as well as realized the benefits of its earlier share repurchases. Moneygram International, the nation’s second-largest money transfer company, saw continued growth in transaction volumes and good results in its money order and official check businesses.

I mentioned that energy stocks pulled back a bit at the end of the year, but our particular holdings were strong performers in the fourth quarter. We have investments in several energy equipment and services firms, which we believe stand to benefit from strong demand even if oil and natural gas prices decline somewhat from their highs. Companies seeing strong results included Grant Prideco, the largest manufacturer of drilling pipe, longtime holding Diamond Offshore Drilling, and oil field equipment firm Cooper Cameron, which also benefited from its success in earlier acquisitions.

Our materials holdings were a more mixed bag. Our metals stocks performed very well, and as precious metals prices climbed to multiyear highs, we took the occasion to liquidate positions in Anglo Platinum, Gold Fields, and Barrick Gold. On the other hand, our paper and forest products investments moved mainly lower, with our position in Canadian producer Domtar a particular disappointment. While the paper and forest products industry has performed poorly in the recent past, we sense an opportunity here and are reminded of the metals and mining and energy sectors at the turn of the decade, which proved to be fertile investment areas for the portfolio at that time. Like those other capital-intensive, cyclical industries that reduced manufacturing and production capacity, streamlined and consolidated after years of difficult pricing, the paper industry has responded to its recent woes in similar fashion and should benefit as demand stabilizes for uncoated freesheet, linerboard, and other paper and packaging grades. Moreover, many industry participants such as portfolio holding International Paper possess hidden value in the form of valuable timber and are taking steps to monetize these assets.

Our health care investments produced disparate results last year. Biotechnology firms performed very well for us during the period. MedImmune’s shares rose as it restructured a revenue sharing agreement to market the next generation of its Synagis vaccine, as well as from the increased focus on global vaccine supply stemming from the current avian flu scare. Vaccine maker Chiron, meanwhile, accepted a takeover offer from Novartis to acquire the 58% of the company it did not already own. On the negative side, some of our health care services holdings, including Tenet Healthcare, moved lower as investors worried about hospital profitability and the negative effects of Hurricane Katrina on its operations in the region. We are confident in the longer-term prospects of the hospital industry and have recently added to some of our positions in the area. The demographics are favorable, the need for a more effective reimbursement mechanism by the government is becoming clearer, and the valuations in the group are attractive relative to their potential earnings power.

Overall, our utilities and media holdings delivered lackluster performances during the period. Utility holdings such as NiSource and Teco Energy pulled back somewhat after enjoying a very good start to the year. Though values among the utilities are fairly hard to come by in the current environment, we remain focused on a select few that have finished cleaning up their balance sheets and are now focused on improved execution and better relationships with regulators.

Our media holdings deserve a few words of attention. Generally speak ing, the fund’s media stocks, especially the more mature newspaper companies, turned in a disappointing performance in 2005. Their businesses made limited progress as the advertising environment remained sluggish and investors focused on vigorous competition from the Internet and other digital media. While we don’t dispute that the growing use of the Internet as an advertising medium poses a threat to the newspapers, we differ from those extrapolating the trend of the past year or so and predicting the rapid demise of traditional media.

It is worth remembering that over time, the newspaper industry—where the fund has a number of significant positions—has dealt successfully with the advent of radio, television, and cable TV. Newspaper executives are wide awake to the challenges before them, and many are moving aggressively to exploit the Internet themselves. For example, The Wall Street Journal online, published by portfolio holding Dow Jones and Company, boasts more paying subscribers than all but four U.S. news papers. Our holdings in the area, which also include New York Times as well as the more diversified Tribune and Washington Post, are also distinguished by highly regarded journalism that would be very difficult to replicate. As digital media proliferate and the points of distribution multiply, an opportunity should be created for the unique content that they produce. Finally, the newspapers’ financial flexibility is substantial, their profitability remains robust, and valuations in the sector are very low, with many companies trading below their private market values. None of this has been lost on the large investor groups and other publishers who, according to press reports, have recently formed consortia to consider the buyout of Knight Ridder, a large newspaper publisher not held in the portfolio.

OUTLOOK

Mid-cap stocks have enjoyed five years of outperformance relative to larger-cap equities, and value has dominated growth during this period. It would not be surprising to see some reversion to the mean in favor of larger, traditional growth companies at some stage. We will continue to do our best to serve our shareholders regardless of the market environment and believe your portfolio is well positioned in stocks with attractive risk/reward characteristics, which remains our key focus.

It is noteworthy that nearly half of the portfolio’s holdings have been active purchasers of their own shares over the past year. A share buy-back program is not a foolproof path to stock market success, and we never invest solely on this criterion. However, companies themselves are clearly in the best position to judge whether their shares are undervalued, and we are encouraged to be investing side by side with a great many of them.

Respectfully submitted,

David J. Wallack
Chairman of the fund’s Investment Advisory Committee

January 23, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger, established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 400 MidCap Index: An unmanaged index that tracks the stocks of 400 mid-size U.S. companies.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a three-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of the fund within this scale and rated separately. Morningstar Ratings™ is for retail share class only; other classes may have different performance characteristics. The fund received 5 stars for the five-year period as of December 31, 2005.

©2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/05**	12/31/04	12/31/03	9/30/02 Through 12/31/02
NET ASSET VALUE				
Beginning of period	$ 22.91	$ 20.31	$ 14.99	$ 13.97
Investment activities				
Net investment income	0.11	0.12	0.13	0.04*
Net realized and unrealized gain	1.61	3.96	5.68	1.17++
Total from investment activities	1.72	4.08	5.81	1.21
Distributions				
Net investment income	(0.11)	(0.08)	(0.13)	(0.12)
Net realized gain	(1.24)	(1.40)	(0.36)	(0.07)
Total distributions	(1.35)	(1.48)	(0.49)	(0.19)
NET ASSET VALUE				
End of period	**$ 23.28**	**$ 22.91**	**$ 20.31**	**$ 14.99**

Ratios/Supplemental Data

Total return^	**7.45%**	**20.24%**	**38.89%**	**8.66%***
Ratio of total expenses to average net assets	1.06%	1.06%	1.08%	1.10%*†
Ratio of net investment income to average net assets	0.48%	0.42%	0.64%	1.29%*†
Portfolio turnover rate	45.8%	50.0%	50.4%	51.1%
Net assets, end of period (in thousands)	$ 408,873	$ 310,755	$ 67,383	$ 1,528

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.10% contractual expense limitation in effect through April 30, 2006.

++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

R Class

	Year Ended 12/31/05**	12/31/04	12/31/03	9/30/02 Through 12/31/02
NET ASSET VALUE				
Beginning of period	$ 22.78	$ 20.23	$ 15.00	$ 13.97
Investment activities				
Net investment income	0.06	0.10	0.11	0.03*
Net realized and unrealized gain	1.60	3.91	5.61	1.18++
Total from investment activities	1.66	4.01	5.72	1.21
Distributions				
Net investment income	(0.06)	(0.06)	(0.13)	(0.11)
Net realized gain	(1.24)	(1.40)	(0.36)	(0.07)
Total distributions	(1.30)	(1.46)	(0.49)	(0.18)
NET ASSET VALUE				
End of period	**$ 23.14**	**$ 22.78**	**$ 20.23**	**$ 15.00**

Ratios/Supplemental Data

Total return^	**7.24%**	**19.97%**	**38.26%**	**8.66%***
Ratio of total expenses to average net assets	1.29%	1.32%	1.38%	1.40%*†
Ratio of net investment income to average net assets	0.25%	0.18%	0.36%	0.84%*†
Portfolio turnover rate	45.8%	50.0%	50.4%	51.1%
Net assets, end of period (in thousands)	$ 299,320	$ 189,350	$ 19,195	$ 109

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through April 30, 2006.

++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 89.6%		
CONSUMER DISCRETIONARY 17.6%		
Diversified Consumer Services 0.3%		
ServiceMaster	503,000	6,011
Weight Watchers (1)	310,000	15,323
		21,334
Hotels, Restaurants & Leisure 1.1%		
Outback Steakhouse	1,550,000	64,496
		64,496
Household Durables 0.8%		
Newell Rubbermaid	2,020,000	48,036
		48,036
Leisure Equipment & Products 2.0%		
Hasbro	2,015,000	40,663
Mattel	5,275,000	83,450
		124,113
Media 8.5%		
Cablevision Systems, Class A (1)	1,200,000	28,164
Cox Radio, Class A (1)	1,487,400	20,943
Dow Jones	1,293,900	45,920
Entercom Communications (1)	1,549,200	45,965
Lamar Advertising (1)	465,800	21,492
Meredith	1,116,000	58,411
New York Times, Class A	2,325,900	61,520
Pearson (GBP)	4,010,000	47,381
Reuters (GBP)	3,425,000	25,341
Scholastic (1)	1,120,400	31,943
Tribune	2,075,000	62,789
Univision Communications, Class A (1)	1,940,000	57,017
Washington Post, Class B	18,905	14,462
		521,348

Multiline Retail 2.0%		
Big Lots (1)	3,206,500	38,510
Dillards, Class A	980,000	24,324
Family Dollar Stores	2,456,400	60,894
		123,728
Specialty Retail 2.9%		
AnnTaylor Stores (1)	1,125,000	38,835
GAP	3,236,000	57,083
RadioShack	885,000	18,612
TJX	2,580,000	59,933
		174,463
Total Consumer Discretionary		1,077,518
CONSUMER STAPLES 3.6%		
Food Products 2.1%		
Campbell Soup	2,343,700	69,772
Heinz	1,691,000	57,020
		126,792
Household Products 1.0%		
Clorox	1,040,000	59,166
		59,166
Personal Products 0.5%		
Estee Lauder, Class A	913,900	30,597
		30,597
Total Consumer Staples		216,555
ENERGY 6.3%		
Energy Equipment & Services 5.0%		
Cooper Cameron (1)	1,974,800	81,757
Diamond Offshore Drilling	1,310,000	91,124
Grant Prideco (1)	1,825,300	80,532

Hanover Compressor (1)	3,531,500	49,829
		303,242
Oil, Gas & Consumable Fuels 1.3%		
Murphy Oil	1,455,000	78,556
		78,556
Total Energy		381,798
FINANCIALS 19.6%		
Capital Markets 4.2%		
Charles Schwab	430,800	6,320
Federated Investors, Class B	465,000	17,223
Investors Financial Services	1,316,200	48,476
Janus Capital Group	3,878,900	72,264
LaBranche & Co. (1)	971,100	9,818
Lazard	1,368,600	43,658
Northern Trust	1,184,000	61,355
		259,114
Commercial Banks 4.5%		
Citizens Banking	350,000	9,712
Commerce Bancshares	433,031	22,570
Huntington Bancshares	2,455,000	58,306
PNC Financial Services Group	770,000	47,609
Regions Financial	1,050,000	35,868
Synovus Financial	2,380,000	64,284
TCF Financial	1,115,000	30,261
Valley National Bancorp	200,000	4,820
		273,430
Diversified Financial Services 0.2%		
Groupe Bruxelles Lambert (EUR)	120,000	11,773
		11,773
Insurance 9.6%		
Aon	1,206,900	43,388

Axis Capital Holdings	2,126,300	66,511
Genworth Financial, Class A	1,970,000	68,123
Jefferson Pilot	1,035,000	58,922
Marsh & McLennan	3,135,000	99,568
Ohio Casualty	1,218,000	34,494
St. Paul Companies	1,911,975	85,408
UnumProvident	2,467,700	56,140
Willis Group Holdings	950,000	35,093
XL Capital	545,600	36,762
		584,409
Real Estate 0.9%		
Apartment Investment & Management, REIT	1,100,000	41,657
Equity Office Properties, REIT	565,000	17,137
		58,794
Thrifts & Mortgage Finance 0.2%		
Radian	210,000	12,304
		12,304
Total Financials		1,199,824
HEALTH CARE 7.4%		
Biotechnology 3.0%		
Cephalon (1)	640,000	41,434
Chiron (1)	1,616,200	71,856
Human Genome Sciences (1)	1,854,200	15,872
MedImmune (1)	860,000	30,117
OSI Pharmaceuticals (1)	1,000,000	28,040
		187,319
Health Care Equipment & Supplies 0.4%		
Becton, Dickinson	375,000	22,530
		22,530
Health Care Provider & Services 3.7%		
Health Management	480,000	10,541

Manpower	1,265,000	58,822
		213,068
Machinery 1.2%		
Deere	1,050,000	71,516
		71,516
Road & Rail 1.7%		
Laidlaw International	2,200,000	51,106
Union Pacific	650,000	52,331
		103,437
Total Industrials & Business Services		585,058
INFORMATION TECHNOLOGY 9.6%		
Communications Equipment 0.3%		
Andrew (1)	2,000,000	21,460
		21,460
Electronic Equipment & Instruments 2.6%		
AVX	3,736,100	54,099
Jabil Circuit (1)	1,085,000	40,242
Molex, Class A	2,746,200	67,529
		161,870
Internet Software & Services 0.4%		
IAC/InterActiveCorp (1)	767,500	21,728
		21,728
IT Services 2.1%		
BISYS Group (1)	4,650,000	65,147
Moneygram International	2,381,100	62,099
		127,246
Semiconductor & Semiconductor Equipment 1.8%		
KLA-Tencor	515,000	25,405
Novellus Systems (1)	2,553,590	61,593

Spansion, Class A (1)	1,475,000	20,532
		107,530
Software 2.4%		
Intuit (1)	1,570,000	83,681
Synopsys (1)	3,185,000	63,891
		147,572
Total Information Technology		587,406
MATERIALS 6.7%		
Chemicals 2.1%		
Nalco Holding (1)	5,984,500	105,985
Potash Corp./Saskatchewan	280,000	22,462
		128,447
Metals & Mining 1.4%		
Alcan	1,000,000	40,950
Meridian Gold (1)	2,142,800	46,863
		87,813
Paper & Forest Products 3.2%		
Abitibi Consolidated	3,500,000	14,175
Bowater	1,065,000	32,717
Domtar (CAD)	7,479,500	43,044
International Paper	2,410,000	81,000
MeadWestvaco	850,200	23,831
		194,767
Total Materials		411,027
TELECOMMUNICATION SERVICES 1.5%		
Diversified Telecommunication Services 0.6%		
Qwest Communications International (1)	1,171,600	6,619
Telus (CAD)	387,000	15,886

Telus (Non-voting shares)	264,700	10,657
		33,162
Wireless Telecommunications Services 0.9%		
Nextel Partners, Class A (1)	1,250,000	34,925
Telephone & Data Systems	381,800	13,756
Telephone & Data Systems, Special Shares	208,400	7,213
		55,894
Total Telecommunication Services		89,056
UTILITIES 6.1%		
Electric Utilities 1.2%		
El Paso Electric (1)	185,000	3,892
FirstEnergy	208,200	10,200
Pinnacle West Capital	1,494,500	61,798
		75,890
Independent Power Producers & Energy Traders 1.8%		
Duke Energy	1,515,000	41,587
Dynegy, Class A (1)	4,613,100	22,327
NRG Energy (1)	912,500	42,997
		106,911
Multi-Utilities 3.1%		
CMS Energy (1)	540,000	7,835
NiSource	3,912,600	81,617
Teco Energy	4,830,000	82,980
Xcel Energy	962,300	17,764
		190,196
Total Utilities		372,997
Total Miscellaneous Common Stock 1.6% (2)		99,010
Total Common Stocks (Cost $4,744,323)		5,472,925

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 12/31/05	12/31/04
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 38,650	$ 20,200
Net realized gain	346,460	296,516
Change in net unrealized gain	71,442	386,620
Increase in net assets from operations	456,552	703,336
Distributions to shareholders		
Net investment income		
Investor Class	(34,968)	(18,142)
Advisor Class	(1,863)	(975)
R Class	(736)	(449)
Net realized gain		
Investor Class	(270,622)	(254,015)
Advisor Class	(20,761)	(17,062)
R Class	(15,222)	(10,477)
Decrease in net assets from distributions	(344,172)	(301,120)
Capital share transactions*		
Shares sold		
Investor Class	1,620,394	2,599,210
Advisor Class	182,599	243,964
R Class	146,715	166,379
Distributions reinvested		
Investor Class	286,644	253,230
Advisor Class	19,474	15,027
R Class	15,959	10,925
Shares redeemed		
Investor Class	(1,177,258)	(533,337)
Advisor Class	(111,471)	(35,310)
R Class	(58,690)	(17,528)
Increase in net assets from capital share transactions	924,366	2,702,560
Net Assets		
Increase during period	1,036,746	3,104,776
Beginning of period	5,070,789	1,966,013
End of period	$ 6,107,535	$ 5,070,789
Undistributed net investment income	1,717	634

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996, Mid-Cap Value Fund—Advisor Class (Advisor Class), offered since September 30, 2002, and Mid-Cap Value Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $682,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,927,437,000 and $2,417,356,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $6,867,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2005.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $5,373,075,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below. Pursuant to this agreement, at December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $2,509,000 for T. Rowe Price Services, Inc., and $892,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2005, the fund was charged $296,000 for shareholder servicing costs related to the college savings plans, of which $214,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2005, the fund was allocated $293,000 of Spectrum Funds’ expenses and $618,000 of Retirement Funds’ expenses. Of these amounts, $681,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 6% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $12,881,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $546,482,000 and $421,778,000, respectively.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 206,718 shares of the Investor Class representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

•   $131,841,000 from short-term capital gains,
•  199,262,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $71,994,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $62,285,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2000	Haven Group, a custom manufacturer of modular homes (1/04 to
[113]	present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
2000	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Asset Management Limited,
1997	T. Rowe Price Global Investment Services Limited, and T. Rowe
[45]	Price International, Inc.

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1996	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe
Vice President, Mid-Cap Value Fund	Price Group, Inc.; formerly intern, T. Rowe
Price (to 2001)

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Mid-Cap Value Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kara Cheseby, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.; formerly Executive Vice President,
Business Development, HelloAsia (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Mid-Cap Value Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Mid-Cap Value Fund	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.; formerly intern, Salomon Smith
Barney (2001)

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price and T. Rowe Price
President, Mid-Cap Value Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$19,279	$15,810
Audit-Related Fees	1,240	2,181
Tax Fees	5,476	4,287
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006